UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): February 24, 2009

PRIMAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-46494	36-4170318
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

19732 MacArthur Boulevard
Suite 100
Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 260-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This amendment to Form 8-K is being filed because the Edgar tags on the original filing referenced the wrong Item numbers.  There has been no change to the content of the filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 24, 2009, the Board of Directors of Primal Solutions, Inc. (the “Company”) appointed Louis A. Delmonico, a Director, as acting Chief Executive Officer, Chief Financial Officer and Secretary of the Company.  John E. Rehfeld, the Company’s Lead Director, had been serving in such capacities since January 22, 2009.

Dr. Delmonico has served as a Director of the Company since April 2001.  Since September 1994, he has also served as the President of L. A. Delmonico Consulting Inc., an independent consulting firm.

Dr. Delmonico will receive no additional compensation for his service in these positions.  He will continue to receive standard fees in his capacities as a Director and Custodian for the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Primal Solutions, Inc.
(Registrant)

Date: February 26, 2009	By:	/s/ Louis A. Delmonico
		Name:	Louis A. Delmonico
		Title:	Acting Chief Executive Officer and Chief Financial Officer